RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 11 – RELATED PARTY TRANSACTIONS

Note payable - related party

In connection with the Credit Facility Agreement (see Note 9), certain lenders, including the Company’s Board Member, funded $2,250,000 to the Company under this Credit Facility Agreement. Furthermore, in connection with the Credit Facility Agreement, the lenders entered into a Contribution Agreement with the Company’s former Chief Executive Officer, Sheldon Finkel, pursuant to which Sheldon Finkel agreed to pay or reimburse the lenders the pro rata portion (1/3) of any net losses from Events and irrevocably pledged to lenders a certain irrevocable letter of credit dated in June 2010 in favor of Sheldon Finkel. The Company also issued to Sheldon Finkel and the Company’s Board Member 750,000 shares each of the Company’s newly designated Series A Preferred Stock, convertible into one share each of the Company’s common stock. As consideration for the extension of credit pursuant to the Credit Facility Agreement, the borrowers are obligated to pay a fee equal to 15% of the initial loan commitment of $4.5 million of which Sheldon Finkel, shall receive a pro-rata portion (1/3). The Preferred Return Fee shall be payable if at all, only out of the net profits from the Events. The Company did not generate net profits from the Events. On May 4, 2011, Sheldon Finkel and the Company’s Board Member converted their shares into 1,500,000 shares of Common Stock. Between August 2011 and December 2011, the Company paid a total of $1,688,250 to the Company’s Board Member and such amount reduced the principal balance of his note. At June 30, 2012, principal amount of the note payable – related party amounted to $561,750.

Member of the board of directors

As of June 30, 2012, a member of the Company's Board of Directors, Barry Honig, holds 6,049,126 shares of Continental, directly or indirectly.  In addition, family members, including trusts for the benefit of Mr. Honig's minor children, currently own 3,685,000 shares of Continental of which Mr. Honig disclaims beneficial ownership.  Accordingly, as one of the largest shareholder of Continental, Mr. Honig may be deemed to be in control of Continental and accordingly there may exist certain conflicts of interest as a result.  On November 14, 2011, Mr. Honig filed a Schedule 13D with the Securities and Exchange Commission voluntarily disclosing his positions.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

Continental Resources Group, Inc.

As of June 30, 2012, Continental holds 29.65% of interest in the Company.  Effective in February 2012, the Company is considered to be an equity method investee as a result of the decrease in Continental’s ownership interest of less than 50% which is accounted for under equity method of accounting. In March 2012, the Company issued 250,000 shares of its common stock to a third party for the payment of Continental’s accrued legal fees of $170,614 (see Note 12) and was considered an advance to Continental. Additionally, between April 2012 and May 2012, the Company paid an aggregate of $40,150 for the payment of Continental’s accounting fees.  During the six months ended June 30, 2012, the Company recorded such advances to paid in capital which represents distributions to the Company’s former parent company for a total of $558,099. At June 30, 2012 and December 31, 2011, the Company had a receivable from Continental amounting to $0 and $347,335 respectively. These advances were short-term in nature and non-interest bearing and were recorded as due from equity method investor.